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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 31, 2000



                   AMERICAN AIRCARRIERS SUPPORT, INCORPORATED
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             (Exact name of registrant as specified in its charter)

          Delaware                    0-24275                        52-2081515
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(State or other jurisdiction  (Commission file Number)  (IRS Employee Identification No.)
    of incorporation)



                         507 Greenway, Industrial Drive
                         Fort Mill, South Carolina 29708
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                    (Address of principal executive offices)



Registrant's telephone number, including area code            (803) 548-2160
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Item 3.  Bankruptcy or Receivorship.

         On October 31, 2000, American Aircarriers Support, Incorporated (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that the Company on October 31, 2000 filed voluntarily for protection during reorganization under Chapter 11 of the United States Bankruptcy Code. The Company's petition was filed in the United States Bankruptcy Court for the District of Delaware and the proceeding is identified by File No. BK 00-4065.

Item 7.  Financial Statements and Exhibits.

Exhibit No.           Description                                Reference
-----------           -----------                                ---------
   99.1       Press Release Dated October 31, 2000               Filed herewith


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  American Aircarriers Support, Incorporated


Date:   November 14, 2000         s/ Elaine T. Rudisill
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                                  Elaine T. Rudisill
                                  Vice President and Chief Financial Officer